NEWS RELEASE                                   [LETTER HEAD OF AMD APPEARS HERE]


                                                        For further information:
                                                                      Tom Stites
                                                                  (408) 749-2918


                       AMD REPORTS FIRST QUARTER RESULTS


SUNNYVALE, CA ... April 9, 1996 ... AMD today reported sales of $544,212,000 for the quarter ended March 31, 1996. Net income amounted to $25,327,000, or $0.18 per common share on a fully diluted basis. The results include non-recurring charges of $8.7 million for expenses associated with AMD's merger with NexGen, Inc., which was completed on January 17, 1996, and a non-recurring pre-tax gain of $24.7 million resulting from a sale of securities.

Sales for the like period of 1995 amounted to $627,381,000, which resulted in net income of $84,320,000, or $0.63 per common share on a fully diluted basis. Sales for the immediate-prior quarter amounted to $595,178,000, which resulted in net income of $9,344,000, or $0.07 per common share on a fully diluted basis. (Financial results for 1995 have been restated to include the historical financial information of NexGen, Inc.)

"Our Non-Volatile Memory Division, with sales of flash memories primarily from our Fujitsu AMD Semiconductor Limited joint venture, contributed substantially to earnings in the first quarter," said W.J. Sanders III, chairman and chief executive officer. "The earnings from our other product lines were more than offset by losses incurred in our X86 microprocessor business, where we continued to feel the effects of the lack of a fifth-generation microprocessor for the Microsoft(R) Windows(R)-compatible personal computer market. Our megafab in Austin, Texas, was substantially underutilized in the face of weak demand for Am486(R) core-based products.

                                    (more)

"At the end of the quarter we made initial shipments of our AMD5\K\86(TM)-P75 and-P90 products, which are plug-in replacements for 75- and 90-megahertz Pentium microprocessors. We are currently executing to a plan consistent with our goal of producing more than 3 million AMD5\K\86 microprocessors during the remainder of 1996 and more than 5 million units through the first quarter of 1997," Sanders said.

"The current industry-wide downturn in demand for integrated circuits in the personal computer segment makes projections about future prospects problematic," Sanders continued. "We believe that original equipment manufacturers have accumulated more inventory than desirable in recent months, and we do not expect an upturn in demand until those inventories have been brought down to support consumption levels.

"The best way to predict the future now is to create it. As the leader in networking ICs and flash memories, and with our AMD5\K\86 plug-in alternative to the Pentium microprocessor now in volume production, AMD will move aggressively to capture available business as we await a general upturn in demand," Sanders concluded.

Except for the historical information contained in this release, the matters discussed above are forward-looking statements. The forward-looking statements involve risks and uncertainties that could cause actual results to differ from predicted results. The company's production plans are subject to change depending on customer inventory levels and orders for the company's products, changed industry and company forecasts of demand, the timing of introduction of higher-performance fifth-generation microprocessors and other products, and the pace at which the company is able to ramp production of microprocessors in Fab
25. Further information on the factors that could affect the company's financial results are set forth in the company's SEC filings, including the recently filed report on Form 10-K for the year ended December 31, 1995.

                                    (more)

AMD is a global supplier of integrated circuits for the personal and networked computer and communications markets. A FORTUNE 500 company, AMD produces processors, flash memories, programmable logic devices, and products for communications and networking applications. Founded in 1969, AMD is based in Sunnyvale, California, and has sales and manufacturing facilities worldwide. The company had revenues of $2.5 billion in 1995 (NYSE: AMD).

Am486 and AMD5\K\86 are trademarks of Advanced Micro Devices, Inc. Microsoft and Windows are registered trademarks of Microsoft Corporation.

AMD, the AMD logo and combinations thereof are trademarks of Advanced Micro Devices, Inc.

WORLD WIDE WEB: Press announcements and other information about AMD are available on the Internet via the World Wide Web. Type http://www.amd.com at the URL prompt.

AMD news release #96CORP13                                                  9635

ADVANCED MICRO DEVICES, INC.
CONSOLIDATED STATEMENTS OF INCOME
(THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                                    Quarter Ended
                                                                                     (Unaudited)
- --------------------------------------------------------------------------------------------------------------------------------
                                                       Mar. 31,                       Dec. 31,                      Apr. 2,
                                                         1996                           1995                          1995
                                                                                     (Restated)*                  (Restated)*
- --------------------------------------------------------------------------------------------------------------------------------
NET SALES                                          $       544,212                $        595,178           $          627,381

Cost of sales                                              368,735                         427,058                      305,685
Research and development                                    94,780                         107,715                       96,874
Marketing, general, and                                    103,011                         100,766                      102,734
  administrative

- --------------------------------------------------------------------------------------------------------------------------------
                                                           566,526                         635,539                      505,293

- --------------------------------------------------------------------------------------------------------------------------------

Operating income (loss)                                   (22,314)                        (40,361)                      122,088

Interest income and other, net                             28,059                           7,526                         6,713
Interest expense                                           (1,981)                         (1,167)                         (233)

- --------------------------------------------------------------------------------------------------------------------------------

Income (loss) before income taxes
  and equity in joint venture                               3,764                         (34,002)                      128,568
Provision (credit) for income
  taxes                                                         -                         (21,846)                       42,824

- --------------------------------------------------------------------------------------------------------------------------------

Income (loss) before equity
  in joint venture                                          3,764                         (12,156)                       85,744

Equity in net income (loss) of
  joint venture                                            21,563                          21,500                        (1,414)

- --------------------------------------------------------------------------------------------------------------------------------

NET INCOME                                                 25,327                           9,344                        84,330

Preferred stock dividends                                       -                               -                            10

- --------------------------------------------------------------------------------------------------------------------------------

NET INCOME APPLICABLE
   TO COMMON STOCKHOLDERS                          $       25,327                 $         9,344            $           84,320

- --------------------------------------------------------------------------------------------------------------------------------

NET INCOME PER COMMON SHARE
- - Primary                                                   $0.18                           $0.07                         $0.66
- - Fully diluted                                             $0.18                           $0.07                         $0.63

- --------------------------------------------------------------------------------------------------------------------------------

Shares used in per share calculation
- - Primary                                                 138,399                         137,965                       127,181
- - Fully diluted                                           138,399                         138,110                       134,421

- --------------------------------------------------------------------------------------------------------------------------------

* Restated from previously released financial information as a result of the January 1996 merger with NexGen, Inc.

ADVANCED MICRO DEVICES, INC.
CONSOLIDATED BALANCE SHEETS
(THOUSANDS)

                                                                                                March 31,            December 31,
                                                                                                   1996                  1995
                                                                                               (Unaudited)           (Unaudited)
                                                                                                                     (Restated)*
- ---------------------------------------------------------------------------------------------------------------------------------

ASSETS

- ---------------------------------------------------------------------------------------------------------------------------------
Current assets:
   Cash, cash equivalents, and short-term investments                                           $   409,299          $   509,665
   Accounts receivable, net                                                                         235,159              284,238
   Inventories                                                                                      168,173              155,986
   Deferred income taxes                                                                            151,089              147,489
   Prepaid expenses and other current assets                                                         49,230               40,564

- ---------------------------------------------------------------------------------------------------------------------------------

        Total current assets                                                                      1,012,950            1,137,942

   Property, plant, and equipment, net                                                            1,660,306            1,641,634
   Investment in joint venture                                                                      175,382              176,821
   Other assets                                                                                     106,171              122,070

- ---------------------------------------------------------------------------------------------------------------------------------

                                                                                                $ 2,954,809          $ 3,078,467
=================================================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

- ---------------------------------------------------------------------------------------------------------------------------------
Current liabilities:
   Notes payable to banks                                                                       $    13,870          $    26,770
   Accounts payable                                                                                 159,043              241,916
   Accrued compensation and benefits                                                                 67,639              106,347
   Accrued liabilities                                                                               96,213              103,404
   Income tax payable                                                                                49,396               56,297
   Deferred income on shipments to distributors                                                     107,331              100,057
   Current portion of long-term debt and capital
     lease obligations                                                                               39,244               41,642
- ---------------------------------------------------------------------------------------------------------------------------------

        Total current liabilities                                                                   532,736              676,433

Deferred income taxes                                                                                94,207               84,607
Long-term debt and capital lease obligations,
  less current portion                                                                              205,918              214,965

Stockholders' equity:
  Capital stock:
     Common stock, par value                                                                          1,394                1,050
  Capital in excess of par value                                                                    926,353              908,989
  Retained earnings                                                                               1,194,201            1,192,423

- ---------------------------------------------------------------------------------------------------------------------------------

        Total stockholders' equity                                                                2,121,948            2,102,462

- ---------------------------------------------------------------------------------------------------------------------------------

                                                                                                $ 2,954,809          $ 3,078,467
=================================================================================================================================

* Restated from previously released financial information as a result of the January 1996 merger with NexGen, Inc.

ADVANCED MICRO DEVICES, INC.                         INFORMATION ONLY
- --------------------------------------------------------------------------------
NON-GAAP CONSOLIDATED STATEMENTS OF INCOME*
(INCLUDES PRE-TAX FASL INVESTMENT EQUITY (INCOME)/LOSS IN OPERATING INCOME
(LOSS))
- --------------------------------------------------------------------------------
(THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                               Quarter Ended
                                                                (Unaudited)
- ---------------------------------------------------------------------------------------------------
                                                Mar. 31,          Dec. 31,           Apr. 2,
                                                  1996             1995 **           1995 **
NET SALES                                   $       544,212    $       595,178    $       627,381

Cost of sales                                       368,735            427,058            305,685
Net (income) loss from equity
  investment in FASL                                (33,174)           (33,077)             2,176
Research and development                             94,780            107,715             96,874
Marketing, general, and
  administrative                                    103,011            100,766            102,734

- ---------------------------------------------------------------------------------------------------
                                                    533,352            602,462            507,469

- ---------------------------------------------------------------------------------------------------

Operating income (loss)                              10,860             (7,284)           119,912

Interest income and other, net                       28,059              7,526              6,713
Interest expense                                     (1,981)            (1,167)              (233)

- ---------------------------------------------------------------------------------------------------

Income (loss) before income taxes
  and equity in joint venture                        36,938               (925)           126,392
Provision (credit) for income
  taxes                                                   -            (21,846)            42,824
Provision (credit) for taxes
  on equity in (income)/loss
  of FASL                                            11,611             11,577               (762)

- ---------------------------------------------------------------------------------------------------

NET INCOME                                           25,327              9,344             84,330

Preferred stock dividends                                 -                  -                 10

- ---------------------------------------------------------------------------------------------------

NET INCOME APPLICABLE
  TO COMMON STOCKHOLDERS                    $        25,327    $         9,344    $        84,320

- ---------------------------------------------------------------------------------------------------

NET INCOME PER COMMON SHARE
- - Primary                                             $0.18              $0.07              $0.66
- - Fully diluted                                       $0.18              $0.07              $0.63

- ---------------------------------------------------------------------------------------------------

Shares used in per share calculation
- - Primary                                           138,399            137,965            127,181
- - Fully diluted                                     138,399            138,110            134,421

- ---------------------------------------------------------------------------------------------------

* The above statements of income are not in accordance with generally accepted accounting principles in that the pre-tax equity (income) loss of FASL has been reclassified and included in the determination of operating income (loss). Net income and related net income per common share amounts are the same as those reported under generally accepted accounting principles.

** Financial results for 1995 have been restated to include the historical financial information of NexGen, Inc.

                                      AMD
                            SELECTED CORPORATE DATA
                                  (UNAUDITED)

- ---------------------------------------------------------------------------------------------

PRODUCT LINE BREAKDOWN*        Q1 '96              Q4 '95                 Q1 '95
- -----------------------
                       % OF SALES  REVENUE % OF SALES  REVENUE   % OF SALES    REVENUE
                       ----------  ------- ----------  -------   ----------    -------
- ---------------------------------------------------------------------------------------------
Computation Products Group    23   $  126M       27   $  164M         50       $ 314M

Communications and
Components Group              64      348M       61       362M          41       255M

Programmable Logic Subsidiary 13       70M       12       69M            9        58M
(TBN)
- ---------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------

OTHER DATA                     Q1 '96              Q4 '95                 Q1 '95
- ----------                     ------              ------                 ------
- ---------------------------------------------------------------------------------------------
Depreciation                 $    81M            $    83M               $    57M

Capital Spending                 106M                138M                   200M

Headcount                      12,806              12,730                 11,939

- ---------------------------------------------------------------------------------------------
International Sales               52%                 53%                    58%

* Restated to include NEXGEN